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        INVESTMENTS (SM)

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BOND/TAX FREE
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Scudder High Yield
Tax Free Fund
Fund #008










Semiannual Report
November 30, 1999

The fund seeks to provide a high level of income exempt from regular federal income tax.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

 4   Letter from the Fund's President

 6   Performance Update

 8   Portfolio Summary

 9   Portfolio Management Discussion

13   Glossary of Investment Terms

14   Investment Portfolio

23   Financial Statements

26   Financial Highlights

27   Notes to Financial Statements

31   Officers and Trustees

32   Investment Products and Services

34   Scudder Solutions

Scudder High Yield Tax Free Fund
--------------------------------------------------------------------------------
ticker symbol SHYTX                                              fund number 008
--------------------------------------------------------------------------------

Date of Inception:  o    In an environment of rising interest rates, Scudder
1/22/87                  High Yield Tax Free Fund posted a total return of
                         -1.65% for its most recent semiannual period ended
Total Net Assets:        November 30, 1999. The fund displayed strong
$414 million             competitive performance during the period, outpacing
                         the -3.52% average performance of the fund's peers over the same period, according to Lipper.

                    o For the one-, three-, five-, and ten-year periods, the fund's total returns placed it in the top 15% of similar municipal bond funds as tracked by Lipper Analytical Services. The fund also ranked number one for five-year total return performance versus its peers. Please see page 8 for additional Lipper performance information.

                    o As of November 30, 1999, Scudder High Yield Tax Free Fund's 30-day net annualized SEC yield was 4.78%, equivalent to a 7.91% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

                    o Scudder High Yield Tax Free Fund received an overall Morningstar Rating(TM) of five stars out of 1610 tax free funds as of November 30, 1999.*

* Morningstar proprietary rankings reflect historical risk-adjusted performance as of November 30, 1999. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received five stars for the three-year period, five stars for the five-year period, and five stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1610, 1330, and 383 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The Federal Reserve, while placing a high priority on maintaining a generous level of liquidity in the financial system in the face of uncertainty over the Y2K date change, helped to push up interest rates and keep the bond market in retreat during Scudder High Yield Tax Free Fund's most recent semiannual period ended November 30, 1999. Over the six-month period, the fund returned -1.65%. Despite the negative posting, two positive aspects of the fund's performance should be noted: First, the fund's 30-day SEC yield increased from 4.46% on May 31, 1999, to 4.78% as of November 30. Its November 30 yield was equivalent to a taxable yield of 7.91% for investors in the 39.6% tax bracket. Second, the fund continues to display strong competitive performance, owing to its longer-term strategy of buying noncallable bonds and intermediate-maturity bonds. Over the one-, three-, five-, and ten-year periods ended November 30, the fund placed in the top 15% of similar high yield municipal bond funds as ranked by Lipper. For more information concerning the fund's investment environment and portfolio strategy, as well as the outlook for the municipal bond market over the coming months, please read the Portfolio Management Discussion that begins on page 9.

It should be noted that Daniel Pierce retired in June 1999 as President of Scudder High Yield Tax Free Fund, at which time I assumed that role and its responsibilities. We are fortunate that

Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Please call a Scudder Investor Information representative at 1-800-SCUDDER or go to our Web site at www.scudder.com if you have questions about your fund. Page 34 provides more information on how to contact Scudder. Thank you for choosing Scudder High Yield Tax Free Fund to help meet your investment needs.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder High Yield Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                               November 30, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

Scudder High Yield Tax Free Fund         Lehman Brothers Municipal Bond Index*

          '89   10000                                 10000
          '90   10628                                 10771
          '91   11723                                 11875
          '92   13188                                 13068
          '93   14930                                 14516
          '94   13753                                 13753
          '95   16498                                 16353
          '96   17447                                 17314
          '97   19211                                 18559
          '98   20668                                 20000
          '99   20464                                 19784

                        Yearly periods ended November 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 11/30/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder High Yield Tax Free Fund
--------------------------------------------------------------------------------
1 year                        $  9,902                -.98%               -.98%
--------------------------------------------------------------------------------
5 year                        $ 14,880               48.80%               8.27%
--------------------------------------------------------------------------------
10 year                       $ 20,464              104.64%               7.42%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,892               -1.08%              -1.08%
--------------------------------------------------------------------------------
5 year                        $ 14,385               43.85%               7.54%
--------------------------------------------------------------------------------
10 year                       $ 19,784               97.84%               7.06%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

Scudder High Yield Tax Free Fund         Lehman Brothers Municipal Bond Index*

                        Yearly periods ended November 30

          '90         6.28                             7.71
          '91        10.30                            10.26
          '92        12.49                            10.04
          '93        13.21                            11.08
          '94        -7.88                            -5.25
          '95        19.96                            18.91
          '96         5.75                             5.88
          '97        10.11                             7.19
          '98         7.58                             7.77
          '99        -0.98                            -1.08


               1990      1991     1992   1993   1994    1995   1996   1997   1998     1999
--------------------------------------------------------------------------------------------
Fund Total
Return (%)      6.28     10.30    12.49  13.21  -7.88   19.96   5.75  10.11   7.58     -.98
--------------------------------------------------------------------------------------------
Index Total
Return (%)      7.71     10.26    10.04  11.08  -5.25   18.91   5.88   7.19   7.77    -1.08
--------------------------------------------------------------------------------------------
Net Asset
Value ($)      11.22     11.37    11.78  12.33  10.37   12.11  12.11  12.63  12.92    12.16
--------------------------------------------------------------------------------------------
Income
Dividends ($)    .76       .76      .72    .67    .67     .67    .67    .67    .65      .64
--------------------------------------------------------------------------------------------
Capital Gains
Distributions
($)              .05       .21      .27    .28     --      --     --     --     --       --
--------------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total return for the Fund would have been lower.

Portfolio Summary
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                                                               November 30, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                         Diversification remains
                                                           an important strategy
                                                          for the fund, allowing
                                                        us to spread risk over a
                                                        large number of sectors,
                                                                 maturities, and
                                                               geographic areas.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Hospital/Health/Senior Care 19%
Electric Utility Revenue    10%
Project Revenue/Special
Assessment                   9%
Core Cities/Lease            8%
Port/Airport Revenue         8%
Sales/Special Tax            6%
State General Obligation/
Lease                        5%
Toll Revenue/Transportation  5%
Housing Finance Authority    4%
Miscellaneous Municipal     26%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------
                                                        Our relative underweight
                                                          in lower quality bonds
                                                               during the period
                                                        boosted the fund's total
                                                             return performance.
                                                          Because the difference
                                                         in yield between higher
                                                         and lower quality bonds
                                                        has widened as the yield
                                                         curve has steepened, we
                                                          have begun to increase
                                                                 our holdings in
                                                         BBB-rated and non rated
                                                            high yield municipal
                                                                          bonds.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         41%
AA                           9%
A                            8%
BBB                         17%
Not Rated                   25%
------------------------------------
                           100%
------------------------------------

Weighted Average Quality: AA


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Effective Maturity
--------------------------------------------------------------------------------
                                                          The Fund continues its
                                                          cautious stance on the
                                                          market with respect to
                                                             interest rate risk,
                                                          maintaining an average
                                                              effective maturity
                                                          similar to that of its
                                                           competitive universe.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1                  2%
1 through 5                 14%
5 through 8                 15%
8 through 15                50%
Greater than 15             19%
------------------------------------
                           100%
------------------------------------

Weighted Average Effective
Maturity: 11 years


For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                               November 30, 1999

Dear Shareholders,

During Scudder High Yield Tax Free Fund's most recent semiannual period, municipal bonds languished along with the rest of the fixed income market as stock indexes soared and the Federal Reserve maintained upward pressure on interest rates. Reflecting the fact that 1999 was one of the most difficult years ever for bonds, the fund posted a -1.65% total return for the six-month period ended November 30, 1999. On the plus side, the fund's tax-free 4.78% 30-day SEC yield as of November 30 was equivalent to a 7.91% yield for investors in the top (39.6%) tax bracket.

In addition, Scudder High Yield Tax Free Fund received a five-star (highest) rating from Morningstar as of November 30 (see page 3 for additional information), and continues to display top-tier competitive performance as ranked by Lipper Analytical Services: As shown in the accompanying table, the fund's average annual total returns placed it in the highest 15% of similar funds over the one-, three-, five-, and ten-year periods. The fund also ranked number one for five-year total return performance versus its peers. Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Top-Tier Rankings
(Average annual returns for periods ended November 30, 1999)
--------------------------------------------------------------------------------

Period               Scudder        Lipper
                 High Yield Tax    Average
                   Free Fund        Annual               Number of       Percentile
                     Return         Return     Rank    Funds Tracked      Ranking
--------------------------------------------------------------------------------
1 Year               -0.98%         -2.55%      8 of         56           Top 15%
3 Years               5.46%          4.05%      2 of         40           Top 5%
5 Years               8.27%          6.76%      1 of         30           Top 4%
10 Years              7.42%          6.34%      2 of         15           Top 13%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

Slow Retreat for Bonds

During the last half of 1998, bonds were avidly sought as a safe haven following Asia's economic turmoil and the Russian debt default. As the global economy began to stabilize and growth gained a foothold in Europe, Asia, and Latin America, market participants began to worry over possible increases in inflation. By the second half of 1999, the bond market shifted its focus to the Y2K issue, concerned about the effect the date changeover might have on computers and countries around the world. The U.S. Federal Reserve took action of its own to address market concerns, raising interest rates three times from June through November to dampen inflation. The Fed also substantially increased liquidity to keep the financial markets functioning smoothly beyond 1999's close. The Fed's rate increases and a burgeoning money supply -- raising additional inflation fears -- kept bond prices in retreat through the end of the period.

Though most fixed-income investments posted negative returns, municipals managed to outperform Treasuries during the six months ended November 30. The price of an average 10-year AAA-rated municipal bond declined 3.1% over the period, while the price of an average 10-year Treasury bond declined 4.2%.

Changing Conditions Provided Opportunity

Scudder High Yield Tax Free Fund's goal is to provide a high level of tax-free income from an actively managed portfolio consisting primarily of investment-grade municipal bonds. Over the course of the period, higher interest rates created challenges, but also provided opportunities to reposition the fund's portfolio to what we believe is a favorable stance over the near term. Accordingly, our recent portfolio strategy included:

1) underweighting lower-rated, higher-yielding bonds. The fund's underweight in high yield bonds boosted its total return performance over the period. Now, for the first time in three years, lower-quality municipal bonds provide a sufficient yield premium over higher-quality municipals to justify taking on additional risk. We therefore have begun to increase our holdings in Baa, BB, and nonrated bonds.

2) recognizing losses on certain bonds in order to offset capital gains in the fund's portfolio and carry losses forward in the future. This strategy provides us with additional flexibility to restructure the portfolio as needed, reducing concern about incurring significant capital gains when bonds are sold for a profit.

3) purchasing longer-term bonds. Over the period, the fund sold bonds in the nine- to 13-year range where the municipal yield curve was historically flat, and purchased bonds in the 14- to 20-year range. This portion of the yield curve offers the best relative yield and total return potential given the steepness of the curve.

In addition, the fund has maintained its cautious stance on the market with respect to interest rate risk, increasing its average duration only as much as its competitive universe. As of November 30, the fund's average duration was
7.22 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of November 30, the fund held securities issued in 33 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 8 provides more information about the fund's holdings, including quality, maturity, and sector representation.

Outlook

Despite the difficult environment for bonds, municipals' high after-tax yields provide attractive value for investors in the highest tax brackets. And two scenarios could provide a considerable boost to bonds over the coming months -- first, when investors become convinced that the Fed has completed its latest round of interest rate increases, they should return to the bond market in appreciable numbers; second, if the U.S. economy slows during the second half of 2000 as some economists are predicting, inflation concerns may subside.

In terms of fund strategy, we will continue to purchase lower-rated bonds as we seek to increase the fund's yield without a proportionate increase in risk level. The fund will also continue to seek competitive returns by purchasing longer-maturity bonds over the coming months. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon                                  /s/Rebecca L. Wilson

Philip G. Condon                                     Rebecca L. Wilson

Glossary of Investment Terms
--------------------------------------------------------------------------------

                 Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

              General A municipal bond backed by the "full faith and Obligation credit" (including the taxing and further borrowing power)
                 Bond of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

            Inflation An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

       Municipal Bond An interest-bearing debt security issued by a state or local government entity.

Net Asset Value (Nav) The price per share of a mutual fund is based on the sum of the market value of all the securities owned by the fund, plus assets less liabilities, divided by the number of outstanding shares.

   Taxable Equivalent The level of yield a fully taxable instrument would have to Yield provide to equal that of a tax-free municipal bond on an after-tax basis.

     30-Day Sec Yield The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

         Total Return The most common yardstick to measure the
                      performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.5%
------------------------------------------------------------------------------------

Alabama

Phoenix County, Alabama Industrial Development Board,
 Environmental Impact Revenue, Georgia Kraft Project,
 Series 1985, Daily Demand Note, 3.75%, 12/1/2015* ......   2,000,000      2,000,000

Arizona

Maricopa County, AZ, Pollution Control Revenue, Arizona
  Public Service Corporation, Series 1994 F, Daily Demand
  Note, 3.75%, 5/1/2029* .................................  1,400,000      1,400,000

District of Columbia

District of Columbia, General Obligation, Series 1991 B1,
  Daily Demand Note, 4.0%, 6/1/2003* .....................  4,500,000      4,500,000

Pennsylvania

Philadelphia, PA, Industrial Development Authority, Fox
  Chase Cancer Center Project, Series 1997, Daily Demand
  Note, 3.75%, 7/1/2025* .................................  2,500,000      2,500,000

Total Short-Term Municipal Investments (Cost $10,400,000)                 10,400,000


------------------------------------------------------------------------------------
Long-Term Municipal Investments 97.5%
------------------------------------------------------------------------------------



Alaska

North Slope Borough, AK, General Obligation, Capital
  Appreciation, Series 1994 B, Zero Coupon,
  6/30/2005 (b) ..........................................  7,600,000      5,752,820

Arizona

Maricopa County, AZ, Industrial Development Revenue,
  Resource Recovery, Series 1995, 9.25%, 5/1/2015 ........  3,720,000      3,729,374

McDowell Mountain Ranch, AZ, General Obligation,
  Series 1994, 8.25%, 7/15/2019 ..........................  3,000,000      3,462,210

California

California Community Development Authority, Apartment
  Development Revenue Bond, Series 1998 A-4 , 5.25%,
  5/15/2025 ..............................................  3,750,000      3,492,675

California Pollution Control Financing Authority, Solid
  Waste Disposal Revenue, Canadian Fibre of Riverside PJ,
  AMT, Series 1997 A, 9%, 7/1/2019 .......................  6,000,000      6,456,840

Foothill Eastern Transportation Corridor Agency, CA, Toll
  Road Revenue:

Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.05%
  to 1/1/2010 ............................................  7,000,000      5,864,880

Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.1%
  to 1/1/2011 ............................................  4,415,000      3,756,768

    The accompanying notes are an integral part of the financial statements.

                                       14

------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.1%
  to 1/1/2012 ............................................  6,000,000      5,109,180

Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.15%
  to 1/1/2014 ............................................  2,875,000      2,452,979

Long Beach, CA, Aquarium of the Pacific Project, 6.1%,
  7/1/2010 ...............................................  4,500,000      4,600,440

Los Angeles County, CA, Certificate of Participation,
  Marina Del Ray, Series 1993 A, 6.25%, 7/1/2003 .........  4,525,000      4,630,749

Millbrae California Residential Facilities, AMT, Series
  1997A, 7.375%, 9/1/2027 ................................  1,000,000      1,006,470

Sacramento, CA, City Financing Authority, Convention
  Center Hotel, Series 1999 A, 6.25%, 1/1/2030 ...........  4,000,000      3,711,280

San Francisco, CA, City and County Redevelopment
  Agency, Residential Facility, AMT, Series 1996A, 8.5%,
  12/1/2026 ..............................................  2,000,000      2,166,080

San Joaquin Hills, CA, Transportation Corridor Agency:

Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
  0% to 1/1/2002, 7.6% to 1/1/2011 (c) ...................  5,000,000      5,192,500

Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
  0% to 1/1/2002, 7.65% to 1/1/2012 (c) .................. 15,000,000     15,612,150

Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
  0% to 1/1/2002, 7.65% to 1/1/2013 (c) ..................  4,000,000      4,163,240

Colorado

Denver, CO, Airport System Revenue, AMT:

  Series 1990 A, Zero Coupon, 11/15/2001 .................  5,120,000      4,636,570

  Series 1990 A, Zero Coupon, 11/15/2003 .................  3,050,000      2,470,012

  Series 1990 A, Zero Coupon, 11/15/2004 .................  3,130,000      2,389,411

  Series 1991 A, Zero Coupon, 11/15/2005 .................  1,855,000      1,333,281

  Series 1991 D, 7.75%, 11/15/2013 .......................  9,775,000     11,538,019

Denver, CO, Urban Renewal Authority, Tax Increment
  Revenue, AMT, Series 1989, 7.75%, 9/1/2016 .............  2,500,000      2,722,500

Connecticut

Connecticut Development Authority, Aquarium Project
  Revenue, Mystic Marinelife Aquarium, Series 1989,
  6.875%, 12/1/2017 ......................................  1,000,000      1,011,080

Connecticut State Health Finance Authority, Edgehill
  Project, Series 1997 A, 6.875%, 7/1/2017 ...............  3,000,000      3,008,700

Mashantucket Western Pequot Tribe, CT:

  Series 1999 B, Zero Coupon, 9/1/2010 ...................  2,000,000      1,039,440

  Series 1999 B, Zero Coupon, 9/1/2011 ...................  2,000,000        969,180

  Series 1999 B, Zero Coupon, 9/1/2012 ...................  2,000,000        901,160

  Series 1999 B, Zero Coupon, 9/1/2013 ...................  2,000,000        835,360

  Series 1999 B, Zero Coupon, 9/1/2014 ...................  2,000,000        772,840

    The accompanying notes are an integral part of the financial statements.

                                       15

------------------------------------------------------------------------------------

                                                            Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------

Series 1996 A, 6.4%, 9/1/2011 ............................  1,510,000      1,565,040

Series 1996 A, 6.4%, Prerefunded 9/1/2007, 9/1/2011 (c) ..  1,490,000      1,646,882


Series 1997 B, 5.7%, 9/1/2012 ............................  1,000,000        962,220

State of Connecticut, Series 1999 A, 5%, 5/15/2018 .......  2,350,000      2,138,077

District of Columbia

District of Columbia, American College of Obstetricians,
  Series 1999, 4.75%, 8/15/2018 (b) ......................    500,000        424,760

District of Columbia, Convention Center Authority,
  Series 1998, 5.25%, 10/1/2014 (b) ......................  2,500,000      2,388,150

District of Columbia, General Obligation:

Certificate of Participation, Series 1993, 7.3%,
  1/1/2013 ...............................................  4,650,000      4,889,522

Series 1993 A, 5.875%, 6/1/2005 (b) ......................  4,300,000      4,502,186

District of Columbia, Water & Sewer Authority, Public
  Utilities Revenue, Series 1998, 6%, 10/1/2014 (b) ......  8,445,000      8,842,499

District of Columbia, Hospital Revenue, Metlantic
  Washington Hospital Center, Series 1992 A, 7.125%,
  Prerefunded 8/15/2002, 8/15/2019 (c) ...................  3,000,000      3,239,580

Florida

Bayside, FL, Community Development District, Capital
  Improvement Revenue, 6.3%, 5/1/2018 ....................    980,000        924,003

Broward County, FL, Housing Finance Authority, Single
  Family Mortgage Revenue, Series 1983, Zero Coupon,
4/1/2014 .................................................  1,150,000        275,126

Indian Trace, FL, Special Tax Revenue, Water Management,
  Series 1995, 8.25%, 5/1/2005 ...........................  1,580,000      1,665,494

Indian Trace, FL, Community Development Authority, Water
  Management District Bonds, Series 1995, 6.875%,
4/1/2010 .................................................  2,155,000      2,155,517

Georgia

Athens-Clarke County, GA, Wesley Woods, Series 1997,
  6.35%, 10/1/2017 .......................................  1,575,000      1,471,428

Coweta County, GA, Residential Care Facilities for the
  Elderly, Wesley Woods, Series 1996 A, 8.25%,
  10/1/2026 ..............................................  1,000,000      1,087,600

Municipal Electric Authority of Georgia, Series 1993 Z,
  5.5%, 1/1/2012 .........................................  1,375,000      1,370,133

Rockdale County, GA, Development Authority, Solid Waste
  Disposal Revenue, Visy Paper Inc. Project, AMT, Series
  1993, 7.4%, 1/1/2016 ...................................  4,610,000      4,759,456

Illinois

Chicago, IL, O'Hare International Airport, Special Facilities
  Revenue:

  United Airlines Project, Series 1999 A, 5.35%,
  9/1/2016 ...............................................  2,250,000      1,959,998
    The accompanying notes are an integral part of the financial statements.

                                       16

------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

American Airlines, Project A, AMT, Series 1990, 7.875%,
  11/1/2025 ..............................................  1,000,000      1,039,650

Hoffman Estates, IL, Tax Increment Revenue, Capital
  Appreciation, Junior Lien, Series 1991, Zero Coupon,
  5/15/2006 ..............................................  4,000,000      2,846,080

Illinois Health Facilities Authority:

  The Carle Foundation, Series 1998 A, 5%, 7/1/2011 (b) ..  1,410,000      1,355,955

  Methodist Medical Center, Series 1992, 5.5%,
  11/15/2013 (b) .........................................  3,165,000      3,128,508

Winnebago County, IL, School District #122, Series 1992,
  6.45%, 6/1/2008 (b) ....................................  1,500,000      1,644,810

Indiana

Indiana Health Facilities Financing Authority, Franciscan
  Eldercare Community Services, Series 1998, 5.875%,
  5/15/2029 ..............................................  2,300,000      1,941,545

Indiana Municipal Power Agency, Power Supply System,
  Series 1983 B, 5.875%, 1/1/2009 (b) ....................  2,300,000      2,421,371

Indianapolis, IN, Economic Development, Robin Run
  Village Project, Series 1992, 7.625%, 10/1/2022 ........  1,500,000      1,572,270

Iowa

Iowa Financial Authority Retirement Authority, Wesley
  Retirement Services, Series 1999, 6.1%, 6/1/2024 .......  2,250,000      1,982,183

Kansas

Manhattan, KS, Health Care Facilities Revenue Bond,
  Meadowlark Hills Retirement, Series 1999 A, 6.5%,
  5/15/2028 ..............................................  1,000,000        918,870

Maine

Maine Finance Authority, Huntington Common,
  Series 1997 A, 7.5%, 9/1/2027 ..........................  1,000,000        951,320

Maryland

Maryland Economic Development Corporation:

  University of Maryland, Series 1999 A, 5.75%, 6/1/2031 .  1,000,000       909,140

  Chesapeake Bay Conference, Series 1999 B, 7.625%,
  12/1/2022 ..............................................  8,000,000      7,974,160

Massachusetts

Boston, MA, Industrial Development Authority,
  Springhouse Project Series 1995, 9.25%, Prerefunded
  7/1/2005, 7/1/2025 (c) .................................  1,350,000      1,649,633

Lowell, MA, General Obligation, Series 1991, 8.3%,
  2/15/2005 ..............................................    365,000        391,156

Massachusetts General Obligation, Series 1998 C, 5.25%,
  8/1/2014 ...............................................  5,000,000      4,821,250

Massachusetts Health & Educational Facilities Authority,
  Cooley Dickson Hospital Inc., Series 1993 A,
  7.125%, Prerefunded 5/15/2003, 11/15/2018 (c) ..........  1,765,000      1,920,761

    The accompanying notes are an integral part of the financial statements.

                                       17

------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Massachusetts Industrial Finance Agency:

  Edgewood Retirement Community, Series 1995 A, 9%,
  11/15/2025 .............................................  1,000,000      1,140,670

  Solid Waste Disposal, Peabody Monofil Project, Series
  1994, 9%, 9/1/2005 .....................................  2,155,000      2,257,082

Massachusetts State Development Financial Agency, Health
  Care Facilities, Series 1999 A, 7.1%, 7/1/2032 .........  4,000,000      3,845,560

Massachusetts State Health and Educational Facilities
  Authority, Caritas Christi Obligation, Series 1999,
  5.625%, 7/1/2020 .......................................  2,000,000      1,729,620

Massachusetts Water Resource Authority, Series 1998 A,
  5.5%, 8/1/2013 .........................................  1,445,000      1,464,305

Michigan

Detroit, MI, City School District, Series 1998 C, 5.25%,
  5/1/2015 ...............................................  1,000,000        961,130

Detroit, MI, General Obligation:

  Series 1999 B, 6%, 4/1/2015 ............................  2,705,000      2,775,952

  Series 1999 B, 6%, 4/1/2016 ............................  2,865,000      2,922,329

Detroit, MI, Downtown Development Authority:

  Series 1996, Zero Coupon, 7/1/2011 .....................  3,150,000      1,618,659

  Series 1996, Zero Coupon, 7/1/2012 .....................  3,150,000      1,511,528

Michigan State Hospital Finance Authority Revenue, Sinai
  Hospital, Series 1995, 7.5%, 10/1/2027 (c) .............  2,000,000      2,274,020

Michigan State Strategic Fund Limited, Series 1998 A,
  5.75%, 11/15/2018 ......................................  1,500,000      1,320,465

Michigan State Trunk Line, Series 1998 A, 5.25%,
  11/1/2013 ..............................................  6,000,000      5,900,940

Mississippi

Mississippi Development Bank, Special Obligation,
  Diamond Lakes Utilities, Series 1997 A, 6.25%,
  12/1/2017 ..............................................  1,900,000      1,847,085

Nevada

Nevada State Housing Division, Single Family Mortgage
  Revenue, Series 1993 R, 5.95%, 10/1/2011 ...............    770,000        777,977

New Hampshire

New Hampshire Higher Education and Health Facilities
  Authority:

Monadnok Community Hospital, Series 1990, 9.125%,
  Prerefunded 10/1/2000, 10/1/2020 (c) ...................  1,370,000      1,451,351

New Hampshire Catholic Charity:

  Series 1991, 8.4%, Prerefunded 8/1/2001,
  8/1/2011 (c) ...........................................    600,000        654,348

  Series 1997, 5.8%, 8/1/2022 ............................  2,760,000      2,453,116

    The accompanying notes are an integral part of the financial statements.

                                       18

------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Rivermead at Peterborough:

  Series 1998, 5.5%, 7/1/2013 ............................  2,635,000      2,401,434

  Series 1998, 5.625%, 7/1/2018 ..........................    500,000        427,705

New Hampshire Higher Educational & Health Facilities
  Authority Revenue, Riverwoods at Exeter:

  Series 1997 A, 6.375%, 3/1/2013 ........................    725,000        695,522

  Series 1997 A, 6.5%, 3/1/2023 ..........................  1,000,000        927,230

New Jersey

New Jersey Economic Development Authority:

  Transportation Project, Series 1999 A, 5.75%,
  5/1/2010 (b) ...........................................  3,500,000      3,676,190

  United Methodist Homes, Series 1995, 7.5%,
  Prerefunded 7/1/2005, 7/1/2025 (c) .....................  1,000,000      1,140,920

New York

Glen Cove Housing Authority, Senior Living Facility, AMT,
  Series 1996, 8.25%, 10/1/2026 ..........................  1,500,000      1,609,425

Islip, NY, New York Community Development Agency,
  New York Institute of Technology, Series 1996, 7.5%,
  3/1/2026 ...............................................  2,500,000      2,637,300

New York City, NY, General Obligation:

  Series 1995 B, 6.1%, 8/15/2005 .........................  3,500,000      3,696,315

  Series 1996 A, 7%, 8/1/2007 ............................  5,000,000      5,551,550

New York Metropolitan Transportation Authority:

  Series 1991, 7%, Prerefunded 7/1/2001, 7/1/2009 (c) ....  1,000,000      1,060,410

  Series 1993 O, 5.75%, 7/1/2013 .........................  2,750,000      2,816,358

New York State Dormitory Authority, Mental Health
  Services Facilities Improvement:

  Series 1996 B, 6.5%, 2/15/2010 .........................  1,500,000      1,625,580

  Series 1996 B, 6.5%, 2/15/2011 .........................  1,000,000      1,084,480

  Series 1996 B, 6%, 8/15/2012 ...........................  2,500,000      2,599,050

  Series 1996 B, 6%, 8/15/2016 ...........................  6,000,000      6,149,460

Onondaga County, NY, Industrial Development Agency,
  Solid Waste Disposal Facility, Solvay Paperboard LLC,
  AMT, Series 1998, 7%, 11/1/2030 ........................  3,500,000      3,508,995

North Carolina

North Carolina Municipal Power Agency, Electric Revenue,
  Series 1999 B, 6.375%, 1/1/2013 ........................  2,075,000      2,097,037

Ohio

Hamilton County, OH, Health System Revenue, Franciscan
  Sisters of the Poor Health System, Providence Hospital,
  Series 1992, 6.8%, 7/1/2008 ............................  5,485,000      5,869,937

    The accompanying notes are an integral part of the financial statements.

                                       19

------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Oregon

Chemeketa, OR, Community College District, Series 1998,
  5.5%, 6/1/2015 (b) .....................................  2,600,000      2,589,262

Pennsylvania

Delaware County, PA, White Horse Village Inc.:

  Series 1996 A, 6.7%, 7/1/2007 ..........................  1,000,000      1,008,660

  Series 1996 A, 7.5%, 7/1/2018 ..........................  2,000,000      2,056,400

Latrobe, PA, Industrial Development Authority, St. Vincent
  College Project, Series 1998, 5.375%, 5/1/2013 .........  1,885,000      1,790,693

Montgomery County, PA, Redevelopment Authority,
  Multi-Family Housing Revenue, Series 1993 A, 6.375%,
  7/1/2012 ...............................................  5,500,000      5,483,170

Pennsylvania Higher Education Authority, Medical College
  of Pennsylvania, Series 1991 B, 7.25%, Prerefunded
  3/1/2001, 3/1/2005 (c) .................................  1,000,000      1,055,030

Philadelphia, PA, Industrial Development Authority,
  Commercial Development Revenues, Series 1997, 6.5%,
  10/1/2027 ..............................................  1,500,000      1,490,385

Philadelphia, PA, Hospitals and Higher Education Facilities
  Authority, Chestnut Hill College, Series 1999, 6%,
  10/1/2029 ..............................................  1,000,000        906,470

South Carolina

Piedmont, SC, Municipal Power Agency, Series 1998 A,
  5.5%, 1/1/2013 (b) .....................................  2,900,000      2,897,158

South Carolina Jobs-Economic Development Authority,
  Hospital Facilities Revenue, Series 1993, 5.3%,
  8/1/2009 (b)* ..........................................  8,000,000      7,993,440

South Dakota

South Dakota Health & Educational Facilities Authority
  Revenue, Prairie Lakes:

  Series 1992, 7.125%, 4/1/2010 ..........................    320,000        333,606

  Series 1992, 7.125%, Prerefunded 4/1/2003,
  4/1/2010 (c) ...........................................    680,000        740,194

  Series 1992, 7.25%, 4/1/2022 ...........................    320,000        340,720

  Series 1992, 7.25%, Prerefunded 4/1/2003,
  4/1/2022 (c) ...........................................    680,000        742,784

South Dakota Housing Development Authority, Home
  Ownership Mortgage, Series 1992 A, 6.4%, 5/1/2012 ......  3,500,000      3,572,450

Texas

Amarillo, TX, Health Facilities Corporation, Baptist
  St. Anthony's Hospital Corp., Series 1999 A, 5.5%,
  1/1/2013 ...............................................  2,645,000      2,615,720

Austin, TX, Bergstrom Landhost Enterprises, Airport Hotel,
  Series 1999 A, 6.75%, 4/1/2027 .........................  5,000,000      4,665,100

Bexar County, TX, Housing Finance Corporation, AMT,
  Series 1999 A, 8.2%, 4/1/2022 ..........................    683,000        704,310

    The accompanying notes are an integral part of the financial statements.

                                       20

------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Conroe Texas, Independent School District, Series 1999 A,
  5.5%, 2/15/2014 ........................................  1,000,000        994,070

Dallas, TX, General Obligation:

  Series 1999 A, 5.25%, 2/15/2016 ........................  3,465,000      3,318,812

  Series 1999, 5.25%, 2/15/2019 ..........................  3,465,000      3,242,235

Dallas-Fort Worth, TX, Airport Revenue, American Airlines,
  AMT, Series 1990, 7.5%, 11/1/2025 ......................  1,910,000      1,980,269

Dallas-Fort Worth, TX, International Airport, American
  Airlines, AMT, Series 1992, 7.25%, 11/1/2030 ...........  5,000,000      5,257,850

Hidalgo County, TX, Health Services, Mission Hospital,
  Series 1996, 6.75%, 8/15/2016 ..........................  2,500,000      2,510,250

Lower Colorado River Authority, TX, Series 1999 A,
  5.875%, 5/15/2014 (b) ..................................  2,500,000      2,555,775

Lubbock, TX, Health Facilities Development Corporation:

  Carillon Inc., Series 1999 A, 6.5%, 7/1/2019 ...........  3,000,000      2,732,850

  Saint Joseph Health Systems, Series 1998, 5.25%,
  7/1/2012 ...............................................  1,000,000        973,920

Midland County, TX, Hospital District, Midland Memorial
  Hospital, Series 1992, 7.5%, Prerefunded 6/1/2002,
  6/1/2016 (c) ...........................................  1,500,000      1,615,125

Texas Water Development Board Revenue, Series 1999 B,
  5.25%, 7/15/2017 .......................................  2,960,000      2,790,925

Travis County, TX, Health Facilities Development Corp.,
  Ascension Health, Inverse Floating Rate Note, Series
  1999 A, 8.29%, 11/15/2015** ............................  5,000,000      5,344,200

Utah

Intermountain Power Agency, Utah Power Supply, Series
  1998 A, 5.25%, 7/1/2015 (b) ............................  5,575,000      5,306,787

Salt Lake City, UT, Hospital Revenue, Series 1992, 6.65%,
  2/15/2012 ..............................................  2,000,000      2,123,440

Vermont

Vermont Housing Finance Agency, Northgate Housing
  Project, Series 1989, 8.25%, 6/15/2020 .................  1,000,000      1,059,660

Virgin Islands

Virgin Islands Public Financial Authority Revenue, Series
  1992 A, 7.25%, Prerefunded 10/1/2002, 10/1/2018 (c) ....  6,500,000      7,143,565

Virgin Islands, Public Finance Authority, Series C, 5.5%,
  10/1/2008 ..............................................  1,500,000      1,501,950

Virginia

Fairfax County, VA, Economic Development Authority
  Revenue, Series 1999 A, 7.25%, 10/1/2019 ...............  3,000,000      2,889,900

Pittsylvania County, VA, Industrial Development Authority,
  Multitrade of Pittsylvania County, L.P. Project:

  Series 1994 A, 7.45%, 1/1/2009 .........................  1,500,000      1,573,620

  Series 1994 A, 7.5%, 1/1/2014 ..........................  3,500,000      3,685,605

    The accompanying notes are an integral part of the financial statements.

                                       21

------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Virginia College Building Authority, Educational Facilities
  Revenue, Marymount University, Series 1992, 7%,
  Prerefunded 7/1/2002, 7/1/2022 (c) .....................  1,200,000      1,293,492

Washington

Washington Public Power Supply System:

  Nuclear Project #2:

  Series 1992 A, 6.3%, 7/1/2012 .......................... 10,000,000     10,700,400

  Series 1994, Inverse Floater, 5.4%, 7/1/2012** .........  3,250,000      3,148,958

  Series 1994, Inverse Floater, 6.52%, 7/1/2012** ........  3,000,000      2,767,500

  Series 1996 A, 6%, 7/1/2008 (b) ........................  3,000,000      3,185,700

  Nuclear Project #3, Series 1989 B, 7.125%, 7/1/2016 ....  2,500,000      2,835,300

Wisconsin

Wisconsin State Health & Educational Facilities Authority,
  National Regency of New Berlin Project, Series 1995,
  8%, 8/15/2025 ..........................................  1,480,000      1,575,253

Total Long-Term Municipal Investments (Cost $396,100,625)                410,098,519
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $406,500,625) (a)              420,498,519
------------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $406,500,625. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $13,997,894. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,995,898 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,998,004.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of November 30, 1999.

     AMT: Subject to alternative minimum tax

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 1999 (Unaudited)
------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------
Investments in securities, at value (cost $406,500,625) ........     $  420,498,519

Cash ...........................................................            218,563

Receivable for Fund shares sold ................................            528,534

Receivable for investments sold ................................            115,205

Interest receivable ............................................          5,840,002

Other assets ...................................................              2,632
                                                                     ---------------
Total assets ...................................................        427,203,455


Liabilities
------------------------------------------------------------------------------------
Payable for investments purchased ..............................         12,398,909

Payable for Fund shares redeemed ...............................            508,420

Dividends payable ..............................................            474,503

Accrued management fee .........................................            223,552

Other accrued expenses .........................................             97,275
                                                                     ---------------
Total liabilities ..............................................         13,702,659

Net assets, at value                                                 $  413,500,796


Net Assets
------------------------------------------------------------------------------------
Net assets consist of:

Net unrealized appreciation (depreciation) on:

Investment securities ..........................................         13,997,894

Accumulated net realized gain (loss) ...........................        (8,354,373)

Paid-in capital ................................................        407,857,275

Net assets, at value                                                 $  413,500,796


Net Asset Value
------------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share
  ($413,500,796 / 34,002,199 outstanding shares of beneficial interest, $.01 par value, unlimited number of
  shares authorized) ...........................................     $        12.16

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Interest .......................................................     $   12,805,579
                                                                     ---------------

Expenses:

Management fee .................................................          1,345,564

Services to shareholders .......................................            288,059

Custodian and accounting fees ..................................             57,719

Trustees' fees and expenses ....................................             30,500

Reports to shareholders ........................................             19,010

Legal ..........................................................              4,519

Auditing .......................................................             22,125

Registration fees ..............................................             41,579

Other ..........................................................             12,800
                                                                     ---------------
Total expenses, before expense reductions ......................          1,821,875

Expense reductions .............................................            (7,750)
                                                                     ---------------
Total expenses, after expense reductions .......................          1,814,125

Net investment income                                                    10,991,454


Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from:

Investments ....................................................        (3,991,672)

Futures ........................................................          1,461,285
                                                                     ---------------
                                                                        (2,530,387)

Net unrealized appreciation (depreciation) during the period on:

Investments ....................................................       (15,601,243)

Futures ........................................................          (137,944)
                                                                     ---------------
                                                                       (15,739,187)

Net gain (loss) on investment transactions                             (18,269,574)


Net increase (decrease) in net assets resulting from operations      $  (7,278,120)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                     Six Months
                                   Ended November    Five Months       Year Ended
                                      30, 1999      Ended May 31,     December 31,
Increase (Decrease) in Net Assets    (Unaudited)         1999             1998
------------------------------------------------------------------------------------
Operations:

Net investment income ..........   $   10,991,454   $    9,072,350   $   19,190,928

Net realized gain (loss) .......       (2,530,387)         330,513          768,029

Net unrealized appreciation
  (depreciation) on investment
  transactions during the period      (15,739,187)      (8,837,591)       3,727,480
                                   ---------------- ---------------  ---------------
Net increase (decrease) in net
  assets resulting from operations     (7,278,120)         565,272       23,686,437
                                   ---------------- ---------------  ---------------
Distributions to shareholders:

From net investment income .....      (10,991,454)      (9,072,350)     (19,191,807)
                                   ---------------- ---------------  ---------------
Fund share transactions:

Proceeds from shares sold ......       68,945,746       89,063,593      173,275,197

Reinvestment of distributions ..        7,685,144        6,549,592       12,853,477

Cost of shares redeemed ........      (94,939,787)     (69,149,802)     (95,191,076)
                                   ---------------- ---------------  ---------------
Net increase (decrease) in net
  assets from Fund share
  transactions .................      (18,308,897)      26,463,383       90,937,598
                                   ---------------- ---------------  ---------------
Increase (decrease) in net assets     (36,578,471)      17,956,305       95,432,228

Net assets at beginning of period     450,079,267      432,122,962      336,690,734

Net assets at end of period ....   $  413,500,796   $  450,079,267   $  432,122,962

Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares

Shares outstanding at beginning
  of period ....................       35,463,486       33,414,415       26,338,299
                                   ---------------- ---------------  ---------------
Shares sold ....................        5,610,871        6,916,529       13,488,602

Shares issued to shareholders in
  reinvestment of distributions           625,337          509,777        1,000,254

Shares redeemed ................       (7,697,495)      (5,377,235)      (7,412,740)
                                   ---------------- ---------------  ---------------
Net increase (decrease) in Fund
  shares .......................       (1,461,287)       2,049,071        7,076,116

Shares outstanding at end of
  period .......................       34,002,199       35,463,486       33,414,415

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


------------------------------------------------------------------------------------
                      1999(a)  1999(b)  1998(c)  1997(c) 1996(c)  1995(c)  1994(c)
------------------------------------------------------------------------------------
Net asset value,
beginning of period   $12.69   $12.93   $12.78   $12.04  $12.19   $10.86   $12.55
                      --------------------------------------------------------------
Income from
investment
operations:

Net investment income    .32      .26      .65      .67     .66      .68      .70

Net realized and
unrealized gain
(loss) on
investments
transactions            (.53)    (.24)     .15      .74    (.15)    1.37    (1.73)
                      --------------------------------------------------------------

Total from
investment operations   (.21)     .02      .80     1.41     .51     2.05    (1.03)

Less distributions from:

Net investment income   (.32)    (.26)    (.65)    (.67)   (.66)    (.72)    (.66)

Net asset value, end
of period             $12.16   $12.69   $12.93   $12.78  $12.04   $12.19   $10.86
                      --------------------------------------------------------------
Total Return (%)       (1.65)**   .18**   6.38    12.04    4.43(d) 19.28(d) (8.38)(d)

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)      414      450      432      337     293      304      260

Ratio of expenses
before expense
reductions (%)           .86*     .83*     .84      .90     .95      .94      .97

Ratio of expenses
after expense
reductions (%)           .86*     .83*     .84      .90     .91      .80      .80

Ratio of net
investment income (%)   5.16*    4.91*    5.03     5.43    5.59     5.77     6.01

Portfolio turnover
rate (%)                57.6*     7.4*   14.32     33.2    21.9     27.3     34.3

(a)  For the six months ended November 30, 1999 (Unaudited).

(b) For the five months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

(c)  For the year ended December 31.

(d)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $3,900,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2004, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 1999, purchases and sales of municipal securities (excluding short-term investments) aggregated $116,881,372 and $126,984,739, respectively.

The aggregate face value of futures contracts opened during the six months ended November 30, 1999 was $35,011,792. The aggregate face value of futures closed during the six months ended November 30, 1999 was $53,307,104.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. For the six months ended November 30, 1999, the fee pursuant to this agreement aggregated $1,345,564, which was equivalent to an annualized effective rate of 0.63% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SSC aggregated $143,767, of which $46,947 is unpaid at November 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SFAC aggregated $35,871, of which $11,760 is unpaid at November 30, 1999.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1999, Trustees' fees and expenses aggregated $30,500.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 1999, the Fund's custodian and transfer agent fees were reduced by $6,251 and $1,499, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*
 o     President and Trustee

Henry P. Becton, Jr.
 o     Trustee; President and General
       Manager, WGBH Educational
       Foundation

Dawn-Marie Driscoll
 o     Trustee;  Executive Fellow, Center
       for Business Ethics, Bentley
       College; President, Driscoll
       Associates

Peter B. Freeman
 o     Trustee; Corporate Director
       and Trustee

George M. Lovejoy, Jr.
 o     Trustee; President and Director,
       Fifty Associates; Chairman
       Emeritus, Meredith and Grew, Inc.

Wesley W. Marple, Jr.
 o     Trustee; Professor of Business
       Administration, Northeastern
       University, College of Business
       Administration

Kathryn L. Quirk*
 o     Trustee, Vice President and
       Assistant Secretary

Jean C. Tempel
 o     Trustee; Venture Partner,
       Internet Capital Group

Philip G. Condon*
 o     Vice President

Ashton P. Goodfield*
 o     Vice President

Ann M. McCreary*
 o     Vice President

John Millette*
 o     Vice President and Secretary

John R. Hebble*
 o     Treasurer

Caroline Pearson*
 o     Assistant Secretary


*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser










[LOGO] SCUDDER KEMPER
        INVESTMENTS (SM)

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.